Exhibit 10.8

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of February 24, 2025
among
LANDSEA HOMES CORPORATION,
as Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent and L/C Issuer,
and
THE LENDERS PARTY HERETO

and
U.S. BANK NATIONAL ASSOCIATION
 as Joint Lead Arranger and Syndication Agent
BofA SECURITIES, INC.,
as Joint Lead Arranger and Sole Bookrunner,

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FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of February 24, 2025, by and among LANDSEA HOMES CORPORATION, a Delaware corporation (“Borrower”), each lender party hereto and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.

W I T N E S S E T H

A.Reference is made to that certain Amended and Restated Credit Agreement dated as of April 19, 2024, by and among Borrower, each of the Lenders defined therein (“Lenders”), Administrative Agent and the other parties thereto (as renewed, extended, modified, and amended from time to time prior to the date hereof, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.
B.The parties hereto have agreed to amend certain terms and provisions of the Credit Agreement as more particularly described herein.
NOW, THEREFORE, the parties hereto agree as follows:
1.Amendments. On and after the Effective Date (defined below):
(a)Section 8.16(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
(d) Interest Coverage. The Consolidated Group shall maintain a ratio of Consolidated EBITDA to Consolidated Interest Expense not less than (i) 1.75 to 1.00 for the fiscal quarters ending December 31, 2024, March 31, 2025, June 30, 2025, September 30, 2025, and December 31, 2025, and (ii) 2.00 to 1.00 for each fiscal quarter thereafter. The interest only coverage ratio shall be calculated based upon the Consolidated EBITDA and Consolidated Interest Expense for the applicable preceding consecutive four (4) fiscal quarter period.
(b)All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.
(c)Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
2.Representations and Warranties. Borrower hereby represents and warrants that:
(a)Borrower has the power to execute and deliver this Amendment and to perform its obligations hereunder; and Borrower has duly authorized such execution, delivery and performance.
(b)This Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by Debtor Relief Laws and the application of general principles of equity (regardless of whether such enforceability is considered in proceedings in equity or at law).

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(c)The representations and warranties of Borrower in the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.
(d)No Default has occurred and is continuing or would result from giving effect to this Amendment.
3.Conditions Precedent. The effectiveness of this Amendment (such date of effectiveness, the “Effective Date”) is subject to satisfaction of the following conditions precedent:
(a)Administrative Agent shall have received this Amendment, duly executed and delivered by the Lenders constituting Required Lenders, the L/C Issuer, Administrative Agent, and Borrower;
(b)the representations and warranties set forth herein shall be true and correct;
(c)no Default shall have occurred and be continuing or would result from giving effect to this Amendment; and
(d)payment by Borrower of all fees and other amounts due and payable on or prior to the date hereof and reimbursement or payment of all costs and expenses required to be reimbursed or paid by Borrower hereunder, including all fees, charges and disbursements of counsel to Administrative Agent (directly to such counsel if requested by Administrative Agent) and pursuant to that certain Supplemental Fee Letter dated as of the Effective Date.
4.Miscellaneous.
(a)Borrower hereby ratifies, confirms and agrees that, following the effectiveness of this Amendment: (i) the Loan Documents shall remain in full force and effect; and (ii) all guaranties and assurances granted, conveyed, assigned or otherwise in favor of Administrative Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee and assure full payment and performance of the present and future Obligations.
(b)This Amendment shall constitute one of the Loan Documents.
(c)This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment, together with the Credit Agreement and the other Loan Documents, embodies the entire agreement and understanding relating to the subject matter hereof.
(d)Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, and (iii) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.
(e)The amendments set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any other term or condition in the Credit Agreement or any of the other Loan Documents; or (ii) to prejudice any right or rights which Administrative Agent and Lenders

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now have or may have in the future under, or in connection with the Credit Agreement, as amended hereby, the other Loan Documents or any of the other documents referred to herein or therein.
(f)This Amendment may be in the form of an Electronic Record (and may be delivered by e-mail or facsimile) and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same letter agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America, N.A. of a manually signed paper Communication which has been converted into electronic form (such as scanned into pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, (a) “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time and (b) “Communication” shall mean this Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment.
[Signature Pages Follow.]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first stated above.

BORROWER:

LANDSEA HOMES CORPORATION
By:	/s/ Chris Porter
	Name:	Chris Porter
	Title:	Chief Financial Officer

Signature Page to
First Amendment to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Lisa Berishaj
    Name:     Lisa Berishaj
    Title:    Vice President

Signature Page to
First Amendment to Amended and Restated Credit Agreement

LENDERS:

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:    /s/ Helen Chan
    Name:     Helen Chan
    Title:    Vice President
Signature Page to
First Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION.,
as a Lender
By:    /s/ David Prowse
Name: David Prowse
Title: Senior Vice President
Signature Page to
First Amendment to Amended and Restated Credit Agreement

EAST WEST BANK,
as a Lender
By:    /s/ May Kwong
Name: May Kwong
Title: Senior Vice President
Signature Page to
First Amendment to Amended and Restated Credit Agreement

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender
By:    /s/ Devin Hancock
Name: Devin Hancock
Title: Senior Vice President
Signature Page to
First Amendment to Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, as a Lender
By:    /s/ Jason Williams
Name: Jason Williams
Title: Executive Director

Signature Page to
First Amendment to Amended and Restated Credit Agreement

TRUIST BANK, as a Lender
By:    /s/ Ryan Almond
Name: Ryan Almond
Title: Director
Signature Page to
First Amendment to Amended and Restated Credit Agreement

To induce Administrative Agent, Lenders, and L/C Issuer to enter into this Amendment, each of the undersigned hereby (a) consents and agrees to its execution and delivery and the terms and conditions thereof, (b) agrees that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) confirms and ratifies its continuing unconditional obligations as a Guarantor under the Guaranty, as it may be amended or otherwise modified hereby, with respect to all of the Guaranteed Obligations (as defined therein), and (d) waives notice of acceptance of this Amendment, which Amendment binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent, the L/C Issuer and Lenders and their respective successors and permitted assigns.
GUARANTORS:
LANDSEA HOMES US CORPORATION, a Delaware corporation

By:    /s/ Chris Porter
Name:     Chris Porter
Title:     Chief Financial Officer

Address for Notices:
1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel
Signature Page to
First Amendment to Amended and Restated Credit Agreement

GUARANTORS CONTINUED:
LANDSEA HOMES- WAB 2 LLC, a Delaware limited liability company
GARRETT WALKER HOMES, LLC, an Arizona limited liability company
AV1, LLC, an Arizona limited liability company
GWH NCC, LLC, an Arizona limited liability company
GWH MOUNTAIN VIEWS, LLC, an Arizona limited liability company
BETHANY RANCH, LLC, an Arizona limited liability company
GWH GRAND VILLAGE, LLC, an Arizona limited liability company
GWH NCC-71, LLC, an Arizona limited liability company
GWH PARK FOREST, LLC, an Arizona limited liability company
GWH WEST POINTE ESTATES, LLC, an Arizona limited liability company
GWH WEST POINTE VILLAGE, LLC, an Arizona limited liability company
GWH TRENTON PARK, LLC, an Arizona limited liability company
GWH SUNDANCE, LLC, an Arizona limited liability company
GWH NORTHERN FARMS, LLC, an Arizona limited liability company
GWH NCC 13 & 14, LLC, an Arizona limited liability company
ACOMA COURT, LLC, an Arizona limited liability company
PINNACLE WEST HOMES M72 LLC, an Arizona limited liability company
GWH SUNSET FARMS, LLC, an Arizona limited liability company
GWH NCC 9 & 11, LLC, an Arizona limited liability company
GWH SUNRISE, LLC, an Arizona limited liability company
PINNACLE WEST HOMES CENTERRA LLC, an Arizona limited liability company
THOMPSON ROAD, LLC, a Florida limited liability company
HFB MARION RIDGE, LLC, a Florida limited liability company
HFB TRINITY PLACE, LLC, a Florida limited liability company
HANOVER SUNRISE RIDGE, LLC, a Florida limited liability company

By:    /s/ Chris Porter
Name:     Chris Porter
Title:     Chief Financial Officer
Address for Notices:
1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

Signature Page to
First Amendment to Amended and Restated Credit Agreement

GUARANTORS CONTINUED:
PINNACLE WEST HOMES DESTINY LLC, an Arizona limited liability company
LS-VERRADO VICTORY DUPLEX LLC, a Delaware limited liability company
LS-EASTMARK V LLC, a Delaware limited liability company
LS-VEH COUNTRY CLUB LAKES LLC, a Delaware limited liability company
LS-VEH EAGLE CREST LLC, a Florida limited liability company
LS-VEH GEORGIANA RESERVE LLC, a Delaware limited liability company
LS-VEH ST. JOHN’S LLC, a Delaware limited liability company
LS-VEH HALIFAX ESTATE LLC, a Delaware limited liability company
LS-VEH HALIFAX BULOW LLC, a Delaware limited liability company
LS-VEH LAKE HELEN LLC, a Delaware limited liability company
LS-VEH REDTAIL LLC, a Delaware limited liability company
LS-VEH LLC, a Delaware limited liability company
LS-VEH 2 LLC, a Delaware limited liability company
LS-VEH TX LLC, a Delaware limited liability company
LS-VEH TX 2 LLC, a Delaware limited liability company
LS-VEH JUNCTION LLC, a Delaware limited liability company
LS-FL COURTYARDS AT WATERSTONE LLC, a Delaware limited liability company
LANDSEA HOMES- WAB LLC, a Delaware limited liability company
LS MANAGER VALE LLC, a Delaware limited liability company
LS-SUNNYVALE LLC, a California limited liability company
THE VALE PA-1 OWNER, LLC, a Delaware limited liability company
THE VALE PA-2 OWNER, LLC, a Delaware limited liability company
THE VALE PA-3 OWNER, LLC, a Delaware limited liability company
HFB STOREY CREEK, LLC, a Delaware limited liability company
LS-SAN TAN GATEWAY LLC, a Delaware limited liability company
LANDSEA INSURANCE AGENCY LLC, a Delaware limited liability company

By:    /s/ Chris Porter
Name:     Chris Porter
Title:     Chief Financial Officer
Address for Notices:
1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel
Signature Page to
First Amendment to Amended and Restated Credit Agreement

GUARANTORS CONTINUED:
LS-MILPITAS LLC, a Delaware limited liability company
LS-LIDO LLC, a Delaware limited liability company
LS-NEWARK LLC, a Delaware limited liability company
LS-CHANDLER LLC, a Delaware limited liability company
LS-CHATSWORTH LLC, a Delaware limited liability company
LS-ONTARIO II LLC, a Delaware limited liability company
LS-ONTARIO LLC, a Delaware limited liability company
PINNACLE WEST HOMES E92 LLC, an Arizona limited liability company
LS-EASTMARK LLC, a Delaware limited liability company
LS-TRACY LLC, a Delaware limited liability company
LS-GOODYEAR LLC, a Delaware limited liability company
LS-ANAHEIM LLC, a Delaware limited liability company
LS-925 WOLFE LLC, a Delaware limited liability company
LS-BENTRIDGE LLC, a Delaware limited liability company
LS-51 PEORIA LLC, a Delaware limited liability company
MERCEDES PREMIER HOMES, LLC, a Florida limited liability company
MERCEDES PREMIER HOMES JACKSONVILLE LLC, a Florida limited liability company
MERCEDES PREMIER HOMES MELBOURNE LLC, a Florida limited liability company
VINTAGE ESTATE HOMES LLC, a Florida limited liability company
VINTAGE ESTATE HOMES OF TEXAS LLC, a Florida limited liability company
MERCEDES PREMIER REALTY, LLC, a Florida limited liability company
COUNTRY CLUB LAKES DEVELOPERS, LLC, a Florida limited liability company
HERITAGE POINT COMMUNITY DEVELOPERS LLC, a Florida limited liability company
THOUSAND OAKS DEVELOPMENT, LLC, a Florida limited liability company
GEORGIANA COMMUNITY DEVELOPERS, LLC, a Florida limited liability company

By:    /s/ Chris Porter
Name:     Chris Porter
Title:     Chief Financial Officer
Address for Notices:
1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel
Signature Page to
First Amendment to Amended and Restated Credit Agreement

GUARANTORS CONTINUED:
THE JUNCTION COMMUNITY DEVELOPERS, LLC, a Florida limited liability company
LANDSEA URBAN LLC, a Delaware limited liability company
LANDSEA CONSTRUCTION INC., a Delaware corporation
LANDSEA CONSTRUCTION LLC, a California limited liability company
LANDSEA CONSTRUCTION ARIZONA INC., a Delaware corporation
LANDSEA REAL ESTATE INC., a California corporation
LANDSEA REAL ESTATE, NEW JERSEY, L.L.C., a Delaware limited liability company
LANDSEA REAL ESTATE CALIFORNIA, INC., a California corporation
LANDSEA REAL ESTATE ARIZONA INC., a Delaware corporation
VE HOMES, LLC, a Florida limited liability company
HFB SKY VENTURES, LLC, a Florida limited liability company
HFB FIRST PLACE, LLC, a Florida limited liability company
HFB SUNRISE, LLC, a Florida limited liability company
HFB GREENFIELD, LLC, a Florida limited liability company
HFB HORSE CREEK, LLC, a Florida limited liability company
HFB TRINITY LAKES, LLC, a Florida limited liability company
HFB WILLIAMS PRESERVE, LLC, a Florida limited liability company
HFB LAKES, LLC, a Florida limited liability company
HFB WIREGRASS PARTNER, LLC, a Florida limited liability company
PSH PARTNERSHIP, LLC, a Florida limited liability company
WILLIAMS PRESERVE PHASE III, LLC, a Florida limited liability company
HFB BERESFORD WOODS, LLC, a Florida limited liability company
HFB KENTUCKY SQUARE, LLC, a Florida limited liability company
HFB HAMMOCK RESERVE, LLC, a Florida limited liability company
LANDSEA HOMES OF COLORADO LLC, a Delaware limited liability company

By:    /s/ Chris Porter
Name:     Chris Porter
Title:     Chief Financial Officer
Address for Notices:
1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel
Signature Page to
First Amendment to Amended and Restated Credit Agreement

GUARANTORS CONTINUED:
LANDSEA HOMES OF CALIFORNIA LLC, a Delaware limited liability company
LS-SANTA CLARA LLC, a Delaware limited liability company
LS-DANVILLE LLC, a Delaware limited liability company
LS-WALNUT CREEK LLC, a California limited liability company
LS-SF JORDAN RANCH LLC, a California limited liability company
LS-NOVATO LLC, a Delaware limited liability company
LS-WILDER LLC, a Delaware limited liability company
LS-ALAMEDA MARINA LLC, a Delaware limited liability company
LS-SAN JUAN LLC, a Delaware limited liability company
LS-PLACENTIA LLC, a Delaware limited liability company
LS-FONTANA LLC, a Delaware limited liability company
LS-LA SIMI MEZZ LLC, a Delaware limited liability company
LS-LA SIMI LLC, a California limited liability company
LS-OC PORTOLA LLC, a California limited liability company
PORTOLA PA-1 MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-1 OWNER, LLC, a Delaware limited liability company
PORTOLA PA-3 MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-3 OWNER, LLC, a Delaware limited liability company
PORTOLA PA-4 MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-4 OWNER, LLC, a Delaware limited liability company
PORTOLA PA-5 MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-5 OWNER, LLC, a Delaware limited liability company
PORTOLA PA-5B MEZZ OWNER LLC, a Delaware limited liability company
PORTOLA PA-5B OWNER, LLC, a Delaware limited liability company
LS-14 AVE MEMBER LLC, a Delaware limited liability company
LS-14 AVE JV LLC, a Delaware limited liability company
LS-14 AVE MEZZ LLC, a Delaware limited liability company
LS-14 AVE LLC, a Delaware limited liability company
LANDSEA TITLE LLC, a Delaware limited liability company

By:    /s/ Chris Porter
Name:     Chris Porter
Title:     Chief Financial Officer
Address for Notices:
1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

Signature Page to
First Amendment to Amended and Restated Credit Agreement

GUARANTORS CONTINUED:
LANDSEA HOMES OF TEXAS LLC, a Delaware limited liability company
LANDSEA HOMES OF FLORIDA LLC, a Delaware limited liability company
LANDSEA HOMES OF ARIZONA LLC, a Delaware limited liability company
LS-NORTH PHOENIX LLC, a Delaware limited liability company
LS-QUEEN CREEK LLC, a Delaware limited liability company
LS-QUEEN CREEK II LLC, a Delaware limited liability company
LS-VERRADO MARKETSIDE LLC, a Delaware limited liability company
LS-CITRUS PARK LLC, a Delaware limited liability company
GWH HOLDINGS, LLC, an Arizona limited liability company
JJAZ CONSTRUCTION, LLC, an Arizona limited liability company
GW SALES, LLC, an Arizona limited liability company
54 WINDSOR, LLC, an Arizona limited liability company
ALICE PARK, LLC, an Arizona limited liability company
SUMMERS PLACE AT BASELINE, LLC, an Arizona limited liability company
THE GROVE AT BASELINE, LLC, an Arizona limited liability company
THE RIDGE, LLC, an Arizona limited liability company
TOWNLEY PARK, LLC, an Arizona limited liability company
SFGW, LLC, an Arizona limited liability company
OLIVE PARK, LLC, an Arizona limited liability company
PARADISE 21, LLC, an Arizona limited liability company
SGCR, LLC, an Arizona limited liability company
SMGWH, LLC, an Arizona limited liability company
CDR11, LLC, an Arizona limited liability company
GRAND MANOR, LLC, an Arizona limited liability company
GWH CANTADA, LLC, an Arizona limited liability company
HEARN MANOR, LLC, an Arizona limited liability company
HNM, LLC, an Arizona limited liability company
LS-LCF CA, LLC, a Delaware limited liability company
LANDSEA DEVELOPMENT ARIZONA LLC, an Arizona limited liability company

By:    /s/ Chris Porter
Name:     Chris Porter
Title:     Chief Financial Officer
Address for Notices:
1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel
Signature Page to
First Amendment to Amended and Restated Credit Agreement

GUARANTORS CONTINUED:
PINNACLE WEST HOMES HOLDING LLC, a Delaware limited liability company
A & J COMPANIES, LLC, an Arizona limited liability company
PINNACLE WEST HOMES AND DEVELOPMENT, LLC, an Arizona limited liability company
PINNACLE WEST HOMES ALAMAR LLC, an Arizona limited liability company
PINNACLE WEST HOMES ENCANTA LLC, an Arizona limited liability company
PINNACLE WEST HOMES HIGHLANDS LLC, an Arizona limited liability company
PINNACLE WEST HOMES E-69 LLC, an Arizona limited liability company
PINNACLE WEST HOMES E70 LLC, an Arizona limited liability company
PINNACLE WEST HOMES M71 LLC, an Arizona limited liability company
PINNACLE WEST HOMES E44 LLC, an Arizona limited liability company
PINNACLE WEST HOMES V117 LLC, an Arizona limited liability company
PINNACLE WEST HOMES E48 LLC, an Arizona limited liability company
HANOVER FAMILY BUILDERS, LLC, a Florida limited liability company
HFB ARDMORE PHASE III, LLC, a Florida limited liability company
HFB CELERY AVENUE, LLC, a Florida limited liability company
HFB CYPRESS HAMMOCK, LLC, a Florida limited liability company
HFB CYPRESS OAKS, LLC, a Florida limited liability company
HFB ORCHID TERRACE, LLC, a Florida limited liability company
HFB PRESERVATION POINTE LLC, a Florida limited liability company
HFB RIDGEVIEW LLC, a Florida limited liability company
LS-ANTHEM LLC, a Delaware limited liability company
ANTARES ACQUISITION, LLC, a Texas limited liability company

By:    /s/ Chris Porter
Name:     Chris Porter
Title:     Chief Financial Officer
Address for Notices:
1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel
Signature Page to
First Amendment to Amended and Restated Credit Agreement